EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Ionatron, Inc. (the “Company”) of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (the “Report”) I, Dana A. Marshall, Chief Executive Officer of the Company certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Dana A. Marshall
Dana A. Marshall
Chief Executive Officer

Date: August 9, 2007